Filed pursuant to Rule 497(e)
Registration Nos. 333-201530; 811-23024

Pacer Funds Trust
(the "Trust")

December 22, 2016
Supplement
to the
Pacer TrendpilotTM 750 ETF (PTLC)	Pacer US Cash Cows 100 ETF (COWZ)
Pacer TrendpilotTM 450 ETF (PTMC)	Pacer Developed Markets International Cash Cows 100 ETF (ICOW)
Pacer TrendpilotTM 100 ETF (PTNQ)	Pacer Emerging Markets Cash Cows 100 ETF (ECOW)
Pacer TrendpilotTM European Index ETF (PTEU)	Statement of Additional Information dated December 15, 2016
Pacer Autopilot Hedged European Index ETF (PAEU)
Pacer Global High Dividend ETF (PGHD)
Pacer US Export Leaders ETF (PEXL)
Pacer International Export Leaders ETF (PIEL)
Statement of Additional Information dated August 31, 2016

Effective December 21, 2016, John E. Coyne III no longer serves as a Trustee of the Trust. All references to Mr. Coyne in each Statement of Additional Information should be disregarded in their entirety.

Please retain this Supplement with your Statement of Additional Information for future reference.